Pledge of Assets - Carrying Value of Group's Assets Pledged to Secure Credit Facilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)
Disclosure Of Pledged Assets [Abstract]
Bank deposits	¥ 35,200	$ 5,410	¥ 32,100
Property, plant and equipment	59,750	9,183	65,756
Prepaid lease payments	57,656	8,862	59,196
Total assets pledged as security	¥ 152,606	$ 23,455	¥ 157,052